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                                                                   EXHIBIT 10.93


                                 PROMISSORY NOTE
                                 ---------------

$473,972.60                                                    November 18, 1997

          FOR VALUE RECEIVED, INCO HOMES CORPORATION, a Delaware corporation ("Borrower"), whose address is 1282 West Arrow Highway, Upland, California 91786, promises to pay to HUNTER'S RIDGE INVESTMENT PARTNERS, a California partnership ("Holder"), or order, c/o Thomas E. Gibbs, Jr., 879 West 190th Street, Suite 400, Gardena, California 90248, or at such other place as Holder may from time to time in writing designate, in lawful money of the United States of America, the principal sum of FOUR HUNDRED SEVENTY-THREE THOUSAND NINE HUNDRED SEVENTY-TWO and 60/100 DOLLARS ($473,972.60) or such greater or lesser sum as may be outstanding pursuant to this Note and the Deed of Trust and Assignment of Rents dated as of even date with this Note, between Borrower and Holder (the "Deed of Trust") and the other Loan Documents (as defined below), together with interest on the principal balance outstanding from time to time ("Principal Balance"), in like money, from the date of this Note until fully repaid at the rates hereinafter set forth.

          1.      DEFINITIONS.  As used herein, the terms "Borrower," "Holder,"
                  -----------
and "Principal Balance" have the meanings assigned in the preceding paragraph, and the following terms have the following meanings:

                  (a) "DEED OF TRUST" shall mean the Deed of Trust and
                       -------------
Assignment of Rents, dated as of even date with this Note, from Borrower to the trustee specified therein, in trust for Holder, covering certain real and personal property described therein situated in Fontana, San Bernardino County, California, as the same may be amended or otherwise modified.

                  (b) "EVENT OF DEFAULT" means a default under this Note, the
                       ----------------
Deed of Trust or any other Loan Document.

                  (c) "HOME" OR "HOMES" means the 42 single-family home lots, as
                       ----      -----
well as all improvements constructed thereon, located in Fontana, San Bernardino County, California that constitute a part of the Mortgaged Property.


                  (d) "INTEREST RATE" means a rate per annum equal to ten
                       -------------
percent (10%).

                  (e) "LOAN DOCUMENTS" means any other documents that evidence
                       --------------
or relate to the loan evidenced by this Note.

                  (f) "MATURITY DATE" means the date which occurs fifteen (15)
                       -------------
months after the date hereof.

                  (g) "MORTGAGED PROPERTY" means the real and personal property
                       ------------------
covered by the Deed of Trust.

                  (h) "NET SALES PROCEEDS" for any Home means the gross sales
                       ------------------
price of such Home less (i) reasonable and customary closing costs and broker's commission incurred in connection with the sale of the Home, provided that the broker's commission paid to Borrower or an affiliate of Borrower shall not exceed one and one-half percent (1 1/2%) of the gross sales price, (ii) amounts to be paid to the Senior Lender in order to cause the Home to be released from the lien of the Senior Deed of Trust , (iii) amounts, if any, to be paid to contractors and material and labor providers with respect to materials and labor provided in connection with the construction of the Home so that the Home can be sold free and clear of all mechanics' liens; provided, however, that if the total due to such contractors and material and labor providers for any Home exceeds $5,000, then the payment to such contractors and material and labor providers must be approved by the Second Lender or its loan servicing agent,
(iv) $1000, to be paid to Borrower to fund a warranty reserve with respect to the Homes, and (v) amounts to be paid to Second Lender in order to cause the Home to be released from the lien of the Second Deed of Trust.

                  (i) "RELEASE PRICE" for any Home means an amount equal to the
                       -------------
lesser of (i) $13,000, plus accrued interest owing under this Note and plus the Release Price Shortfall, if any, or (ii) the Net

Sales Proceeds for such Home.

                  (j) "RELEASE PRICE SHORTFALL" As of the date this Note is
                       -----------------------
executed and delivered, the Release Price Shortfall shall be equal to zero. The Release Price Shortfall shall be increased each time the Net Sales Proceeds resulting from the sale of a Home and paid to Holder is less than $13,000. The increase in the Release Price Shortfall shall be equal to the difference between the Net Sales Proceeds paid to Holder and $13,000. The Release Price Shortfall shall be decreased each time the Net Sales Proceeds for a Home that is paid to Holder exceeds $13,000. The decrease in the Release Price Shortfall shall be equal to that portion of the Net Sales Proceeds paid to Holder that exceeds $13,000.

                  (k) "RESIDUAL PROCEEDS" as to any Home means an amount equal
                       -----------------
to one-half of the positive difference, if any, between the Net Sales Proceeds for such Home and the Release Price.

                  (l) "SECOND DEED OF TRUST" means that certain Construction
                       --------------------
Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated November ___, 1997 and recorded on November ___, 1997 in the Official Records of San Bernardino County, California as Instrument No. _____________, given by Borrower, as trustor, for the benefit of the Second Lender, that encumbers the Mortgaged Property.

                  (m) "SECOND LENDER" means the parties named in the Second Deed
                       -------------
of Trust as beneficiary.

                  (n) "SENIOR DEED OF TRUST" means that certain Deed of Trust
                       --------------------
dated October 3, 1996 and recorded on October 22, 1996 in the Official Records of San Bernardino County, California as Instrument No. 96-390256, given by Borrower, as trustor, for the benefit of the Senior Lender, that encumbers the Mortgaged Property.

                  (o) "SENIOR LENDER" means Independent Lending Corporation, a
                       -------------
Delaware Corporation d/b/a Construction Lending Corporation of America, as the beneficiary under the Senior Deed of Trust, and its successors and assigns under the Senior Deed of Trust.

          2.      INTEREST RATE.  From the date of this Note to and including
                  -------------
the date the entire Principal Balance is paid in full, the Principal Balance shall bear interest at the Interest Rate. Interest shall be calculated based on the actual days the Principal Balance is outstanding hereunder divided by 365 days and multiplied by the Interest Rate. Interest that accrues but remains unpaid shall not compound (i.e., shall not be added to principal).

          3.      PAYMENT OF PRINCIPAL AND INTEREST. The Principal Balance and
                  ---------------------------------
interest thereon shall be due and payable as follows:

                  (a) Borrower shall pay, at the time the sale of each Home closes (i.e., title transfers from the Borrower or other owner of the Home to the purchaser of the Home), an amount equal to the Release Price and the Residual Proceeds. The Residual Proceeds will be applied against the interest and principal owing under this Note.

                  (b) On the Maturity Date, Borrower shall make a final payment that shall include the unpaid portion of the Principal Balance, any interest accrued and unpaid thereon, and any and all other sums due under this Note, the Deed of Trust and the Loan Documents.

          4.      APPLICATION OF PAYMENTS.  Each payment received by Holder from
                  -----------------------
Borrower with respect to this Note shall be applied against the interest, principal and other amounts owing under this Note, the Deed of Trust and the Loan Documents in such order or proportion as Holder, in Holder's sole discretion, may determine. Payments shall be deemed made when Holder has received, at Holder's address or at such other address as Holder shall provide written notice of to Borrower, immediately available funds in lawful money of the United States of America.

          BORROWER UNDERSTANDS THAT THIS NOTE IS NOT SELF-AMORTIZING AND THAT A SUBSTANTIAL BALLOON PAYMENT MAY BE DUE ON THE MATURITY DATE.
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          5.      PREPAYMENT.  Borrower may prepay all or any portion of the
                  ----------
Principal Balance at any time without premium on at least thirty (30) days prior written notice to Holder.

          6.      MAXIMUM RATE OF INTEREST.  Notwithstanding any provision in
                  ------------------------
this Note, the total liability for payments of interest and payments in the nature of interest, including without limitation, all charges, fees or any sums which may at any time be deemed to be interest, shall not exceed the amount which Holder may lawfully collect. In the event the total liability for payments of interest and payments in the nature of interest, including without limitation, all charges, fees or other sums which may at any time be deemed to be interest, shall, for any reason whatsoever, result in an effective rate of interest, which for any month or other interest payment period exceeds the amount which Holder may lawfully collect, all sums in excess of those lawfully collectible as interest for the period in question shall, without further notice to any party hereto, be applied as a premium-free reduction of the Principal Balance immediately upon receipt of such sums by Holder, with the same force and effect as though Borrower had specifically designated such excess sums to be so applied to the reduction of the Principal Balance; provided, however, that Holder may, at any time, and from time to time, elect, by notice in writing to Borrower, to waive, reduce or limit the collection of any sums (or refund to Borrower any sums collected) in excess of those lawfully collectible as interest rather than accept such sums on prepayment of the Principal Balance.

          7.      SECURITY.  Payment of this Note is secured by the Deed of
                  --------
Trust and the Loan Documents. All of the agreements, conditions, covenants, provisions and stipulations contained in the Deed of Trust and the Loan Documents which are to be kept and performed by Borrower are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein, and Borrower covenants and agrees to keep and perform them, or cause them to be kept and performed, strictly in accordance with their terms.

          8.      LATE CHARGES.  Time is of the essence hereof and if any amount
                  ------------
owing under this Note is not paid within five (5) days of when due, Borrower shall pay to Holder a late charge payment equal to five percent (5%) of such amount. Borrower recognizes that a default by Borrower in making the payments agreed to be paid when due will result in Holder's incurring additional expenses in servicing the loan evidenced by this Note, including, but not limited to sending out notices of delinquency, computing interest, and segregating the delinquent sums from not delinquent sums on all accounting, loan and data processing records, in loss to Holder of the use of the money due, and in frustration to Holder in meetings its other financial commitments, but that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore agrees that a sum equal to $0.05 for each $1.00 of each payment that is not paid five (5) days after its due date, is a reasonable estimate of the fair average compensation for the loss and damages Holder will suffer, that such amount shall be presumed to be the amount of damages sustained by Holder in such case, and that Borrower agrees to pay Holder this sum on demand. Such late charge shall be paid without prejudice to the right of Holder to collect any other amounts provided to be paid or to declare a default under this Note, the Deed of Trust or Loan Documents.

          9.      DEFAULT INTEREST.     Time is of the essence hereof and, from
                  ----------------
and after the Maturity Date or five days after the occurrence of an Event of Default, all amounts owing under this Note and the Loan Documents shall bear interest at a rate per annum equal to five percent (5%) (the "Default Rate"),
instead of at the Interest Rate.   If the Default Rate is triggered as a result
of an Event of Default and Borrower subsequently cures the Event of Default, then all amounts owing hereunder will resume bearing interest at the Interest Rate, rather than the Default Rate, on the date the Event of Default is cured; provided, however, that the interest owing hereunder may again accrue at the Default Rate upon the occurrence of a subsequent Event of Default. Borrower recognizes that a default by Borrower in making the payments agreed to be paid when due will result in damage to Holder, including loss to Holder of the use of the money due and frustration to Holder in meetings its other financial commitments, but that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore agrees that the Default Rate is a reasonable estimate of the loss and damages Holder will suffer, that such amount shall be presumed to be the amount of damages sustained by Holder in such case, and that Borrower agrees to pay Holder this sum on demand. Interest at the Default Rate shall be paid without prejudice to the right of Holder to collect any other amounts provided to be paid or to declare a default under this Note, the Deed of Trust or Loan Documents.

          10.      DEFAULT.  Upon the occurrence of any Event of Default,
                   -------
Holder, at its option and without further notice, demand, or presentment for payment to Borrower or others, may declare immediately due and payable the unpaid Principal Balance and interest accrued thereon together with all other sums owed by Borrower under this Note, the Deed of Trust and the Loan Documents (including, but not limited to attorneys' fees as provided in Section 12 below), anything in this Note, the Deed of Trust and the Loan Documents to the contrary notwithstanding. Payment of such sums may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Holder in this Note, the Deed of Trust and the Loan Documents.

          11.      REMEDIES CUMULATIVE.  The remedies of Holder, as provided in
                   -------------------
this Note, the Deed of Trust and the Loan Documents, shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

          12.      ATTORNEYS' FEES.  In the event that suit be brought hereon,
                   ---------------
or an attorney be employed or expenses be incurred to compel payment of this Note or any portion of the indebtedness evidenced hereby, or to defend the priority of the Deed of Trust or to otherwise interpret or enforce any of the terms of this Note, the Deed of Trust, or any of the other Loan Documents, Borrower promises to pay all such attorneys' fees, costs and expenses all as actually incurred by Holder as a result thereof including, without limitation,
(a) attorneys' fees, costs and expenses incurred in appellate proceedings or in any action or participation in, or in connection with, any case or proceeding under Chapters 7 or 11 of the Bankruptcy Code or any successor thereto, and (b) attorneys' fees, costs and expenses incurred as a result of Holder exercising its rights to cure any Event of Default by Borrower under this Note, the Deed of Trust or any other Loan Document, or as a result of the foreclosure of the Deed of Trust, deed in lieu thereof, or trustee's sale thereunder.

          13.      WAIVER OF NOTICE.  Borrower waives diligence, presentment for
                   ----------------
payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of
this Note, except such notices as are provided in the Deed of Trust.   Borrower
further waives all right of offset that it may now have or hereafter become entitled to with respect to any Holder.

          14.      WAIVER.  Holder shall not be deemed, by any act of omission
                   ------
or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Holder, and then only to the extent specifically set forth in the writing. The acceptance by Holder of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time or nullify any prior exercise of any such option without the express consent of Holder, except as and to the extent otherwise provided by law. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

          15.      GOVERNING LAW.  This instrument shall be governed by and
                   -------------
construed according to the laws of the State of California.

          16.      CONSTRUCTION OF CERTAIN TERMS.  Whenever used, the singular
                   -----------------------------
shall include the plural, the plural shall include the singular, and the words "Holder" and "Borrower" shall be deemed to include their respective heirs, administrators, executors, successors and assigns.

          17.      NOTICE.  All notices which Holder or Borrower may be required
                   ------
or permitted to give hereunder shall be made in the same manner as set forth in
Section 9.3 of the Deed of Trust.

          18.      SEVERABILITY OF PROVISIONS.  In the event any one or more of
                   --------------------------
the provisions hereof shall be invalid, illegal or unenforceable in any respect, the validity of the remaining provisions hereof shall be in no way affected, prejudiced or disturbed thereby.

          19.      SALE OF INTEREST.  Borrower acknowledges that Holder may, in
                   ----------------
its sole discretion, sell all or any part of its interest in the loan as evidenced by this Note and, in connection therewith, Holder may assign all or any portion of this Note. Any such sale and assignment may be at a discount or premium, subject to a brokerage fee or involve a servicing agreement, and shall not alter any of Borrower's obligations hereunder or under any of the Loan Documents.
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          20.      INTEGRATION.     This Note and the documents described herein
                   -----------
constitute the entire understanding of Borrower and Holder with respect to the matters discussed herein, and supersede all prior and contemporaneous discussions, agreements and representations, whether oral or written. This Note may only be modified in a writing signed by Holder, or its loan servicing agent, and Borrower.

          21.      HEADINGS.  The section captions are inserted for convenience
                   --------
of reference only and shall in no way alter or modify the text of such sections.

          22.      USE OF BROKER.   Borrower acknowledges that the loan
                   -------------
evidenced by this Note was arranged (as the term "arranged" is used in California Civil Code Section 1916.1) by Ira C. Norris, who is licensed as a real estate broker in the State of California.

          IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has duly executed this Note the day and year first above written.

          BORROWER:             INCO HOMES CORPORATION,
                                a Delaware corporation



                                By:
                                    ------------------------------
                                    Ira C. Norris
                                    President